Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

PLEASE SEE RELATED PROSPECTUS SUPPLEMENT

DEAL:                 Merrill Lynch Mortgage Investors, Inc. Resecuritization
                      Pass-Through Certificates
SIZE:                 $3,067,090,000*  WM-2

                               Tranche                                      Spread/
Amount             Class         Type         S&P/Moodys        Index       Coupon         Mat.        WAL
------             -----        -----         ----------        -----       ------         ----        ---

$2,300,320,000*     A-1         Floating         A1+/P1       1m LIBOR         +__       11/27/01      .99

  $766,770,000*     A-2        Fixed Pac        AAA/AAA        Fixed          6.50%      11/27/01      .99

*  Approximate

For information concerning certain risk factors that should be considered by prospective investors, see "risk factors" in prospectus supplement, prospectus and herein. Capitalized terms used herein and not otherwise defined have the meanings set forth in prospectus supplement and prospectus.

Underwriter:                    Merrill Lynch & Co.

Trustee:                        Wells Fargo Bank Minnesota, National Association

Depositor:                      Merrill Lynch Mortgage Investors, Inc.

Collateral Seller               Washington Mutual ("WAMU")

Mortgage Collateral             The pooled securities to be included in the
                                trust fund are listed in Appendix I of the prospectus supplement. As of the cut-off date, the pooled securities had an aggregate outstanding principal balance of approximately
                                $4,304,697,000. All of the pooled securities are rated in the highest long term investment rating category by one or more of Standard & Poor's
                                Rating Services, a division of the McGraw-Hill
                                Companies, Inc. ("S&P"), Moody's Investors
                                Service, Inc. ("Moody's") or Fitch, Inc.

                                The pooled securities represent
                                51 classes of residential
                                mortgage-backed securities
                                evidencing interests in 46
                                underlying trusts.

                                       1
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

Est. Pricing Date:                  October 26, 2000

Est. Settlement Date:               October 30, 2000

Cut-Off Date:                       October 25, 2000

2A(7) Eligibility                   Both the Class A1 and Class A2 are
                                    2A(7)-eligible securities

Credit Enhancement:                 A combination of:
                                    1)Excess monthly cash flow
                                    2)Market Value Overcollateralization

Initial Class A1 & Class            approximately 134%
A2 Market Value
Collateralization Level

Certificate Distribution Date:      The certificate distribution date in each
                                    month will be the second business day after the Pooled Securities Distribution Date occurring in such month, beginning in November 2000. The "Pooled Securities
                                    Distribution Date", which is the date in each month on which distributions of interest and principal are made on most of the pooled securities, is the 25th day of each month or, if such day is not a business day, the next business day.

Certificate Payments:               Payments with respect to the certificates
                                    will be made from distributions received on the pooled securities and proceeds from liquidation of the trust on the earlier of an "Early Liquidation Event" or the "Mandatory Liquidation" date of 11/27/01.

Priority of Distributions:          On each certificate distribution date, the
                                    trustee will apply amounts in the
                                    certificate account established under the
                                    Pooling Agreement representing Available
                                    Funds to make the following payments in the following order of priority, in each case to the extent of remaining Available Funds:

                                    first, interest accrued on the Class A-1 and Class A-2 Certificates, during the related Interest Accrual Period, pro rata,

                                       2
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

                                    plus any unpaid interest on the Class A-1 and Class A-2 Certificates for any prior certificate distribution date;

                                    second, principal of the Class A-2
                                    Certificates up to the amount specified for such certificate distribution date on Appendix III to the prospectus supplement, but in any event not in excess of the Principal Distribution Amount for such certificate distribution date;

                                    third, principal of the Class A-1
                                    Certificates, up to the Principal
                                    Distribution Amount remaining after the
                                    distribution made in the preceding clause
                                    "second", until the class principal balance of the Class A-1 Certificates has been reduced to zero;

                                    fourth, principal of the Class A-2
                                    Certificates, up to the Principal
                                    Distribution Amount remaining after the
                                    distributions made in the preceding clauses
                                    "second" and "third", until the class
                                    principal balance of the Class A-2
                                    Certificates has been reduced to zero; and

                                    fifth, principal of the Class B
                                    Certificates, up to the Principal
                                    Distribution Amount remaining after the
                                    distributions made in the preceding clauses
                                    "second", "third" and "fourth", until the class principal balance of the Class B Certificates has been reduced to zero.



                                 Any Available Funds remaining after payment of the amounts specified in clauses "first" through "fifth" above will be paid to the owner of the Class R Certificate.

Mark-to-Market:                  The trustee will initially calculate the
                                 individual and aggregate market value of the pooled securities on a weekly basis. The
                                 Trustee will value the pooled securities by

                                       3
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

                                 obtaining quotes from the Merrill Lynch Pricing Service or such other pricing service selected by the Trustee and approved by the Rating Agencies.

                                 If, from the results of any weekly valuation, the trustee determines that the market value of the pooled securities is less than the greater of (i) 120% of the sum of the class principal balances of the outstanding Class A-1 and Class A-2 Certificates and (ii) the sum of the class principal balances of the Class A-1 and Class A-2 Certificates and 115% of the class principal balance of the Class B Certificates, the trustee shall value the pooled securities on a daily basis using the same procedures that the trustee uses to value the pooled securities on a weekly basis.

Mandatory Liquidation:           On November 20, 2001, the trustee will conduct,
                                 or cause to be conducted through an auction advisor, a market auction to sell all of the pooled securities (a "Mandatory Liquidation
                                 Event"). The proceeds from such sale will be applied to the payment, pro rata, of interest accrued on the Class A-1 and Class A-2
                                 Certificates and to the reduction, first, of the class principal balance of the Class A-1 and Class A-2 Certificates, pro rata, and second, of the class principal balance of the Class B Certificates, in each case, until reduced to zero. Any excess funds available after such application will be distributed to the owner of the Class R Certificate. See
                                 "Description of the Certificates - Mandatory
                                 Liquidation" in the prospectus supplement.

Early Liquidation Events:        An "Early Liquidation Event" means any one of
                                 the following events:
                                    (a) the market value of the pooled
                                    securities shall, at any time, be less than the greater of (i) 115% of the sum of the class principal balances of the

                                       4
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

                                    outstanding Class A-1 and Class A-2
                                    Certificates and (ii) the sum of the class principal balances of the Class A-1 and Class A-2 Certificates and 108.7% of the class principal balance of the Class B Certificates;

                                    (b) LIBOR for any Interest Accrual Period exceeds 8.91% per annum; and

                                    (c) The trust or the trust fund shall be required to register under the Investment Company Act of 1940, as amended.

                                 Upon the occurrence of an Early Liquidation
                                 Event the trustee will sell through a market auction, or cause to be sold through an auction advisor, all of the pooled securities in accordance with specified procedures. The proceeds from such sale will be applied to the payment, pro rata, of interest accrued on the Class A-1 and Class A-2 Certificates and to the reduction, first, of the class principal balance of the Class A-1 and Class A-2 Certificates, pro rata, and second, of the class principal balance of the Class B Certificates, in each case, until reduced to zero. Any excess funds available after such application will be distributed to the owner of the Class R Certificate. See "Description of the Certificates - Early Liquidation Event" in the prospectus supplement.

Liquidation Procedures:          Upon liquidation, the trust will sell the trust
                                 assets pursuant to the following procedures:

                                 o the Elective Purchaser will initially have the right to purchase the pooled securities at a price equal to 96% of the then current outstanding face amount thereof;

                                 o if the Elective Purchaser does not so
                                 purchase the pooled securities, the trustee will, in a market auction or through an auction advisor, solicit bids from no fewer than three competitive bidders (one of which

                                       5
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

                                 may be the depositor) who are dealers in such type of pooled securities;

                                 o the trustee will have the right, but not the obligation to accept the highest bid; and

                                 o notwithstanding the foregoing, the owner of the Class R Certificate will have the right, but not the obligation, to purchase the pooled securities at a price equal to 1/32 of one percent above the highest bid received by the trustee.

ERISA Considerations:            The Class A Certificates will be ERISA
                                 Eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEA:                           Class A1 and Class A2 are SMMEA eligible.

Taxation:                        REMIC elections.

                                       6
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

Prospective investors should review the "Risk Factors" in the Prospectus Supplement and in the accompanying Prospectus before purchasing the certificates:

Prospectus Supplement
---------------------

-    Reselling certificates may be difficult.
- The ratings of the offered certificates reflect the likelihood that each class of offered certificates will receive timely distributions of all interest and ultimate distribution of all principal by the Final Scheduled Certificate Distribution Date.
- Uncertainty of payments on the underlying mortgage loans and the pooled securities may affect the yield on your certificates.
- A decrease in the market value of the pooled securities may cause an early termination of the trust, resulting in an adverse effect on the weighted average life of your certificates or on the yield on your certificates.
- Delays in payments on the pooled securities may cause delays in payments to you.
- Concentrations of underlying trustees and servicers may affect the timing of payments on your certificates.
- Any transfers of servicing may result in higher delinquencies on the underlying mortgage loans.
- Distributions on the pooled securities (including proceeds of liquidation) are the sole source of payments on the certificates.
- Interest rate mismatches between the pooled securities and the regular certificates may reduce amounts available to pay you.

Prospectus
----------

-    Limited Liquidity
- Limited Assets and Risk That Such Assets Will Not be Sufficient To Pay Securities in Full
- Risk That Prepayments Will Adversely Affect Average Life and Yields of Securities
- Mortgage Loans and Mortgaged Properties in General-Risk That Defaults by Obligors or Declines in the Value of Mortgaged Properties Will Result in Losses to Investors
- Junior Mortgage Loans-Risk That There Will Be Reduced or No Proceeds Available to Holders of Junior Lien Mortgage Loans
-    Credit Support Limitations-Risk That Credit Support Will Not Cover All
     Losses

                                       7
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

- Subordination of the Subordinate Certificates; Effect of Losses on the Subordinate Securities
-    Balloon Payments-Risk That Obligor Will Not Be Able to Make Balloon Payment
- Optional Termination of a Trust Fund-Possibility, If Prospectus Supplement So Provides, that Amount Received May Be Less Than Outstanding Principal Amount Plus Accrued Interest
-    Certain Federal Tax Considerations Regarding REMIC Residual Certificates
-    Limited Nature of Ratings
-    Book-Entry Registration

FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
-----------------------------
Brodie Johnson                 (212) 449-4797
John Tartaglia                 (212) 449-5320
John Winchester                (212) 449-5182
Ted Bouloukos                  (212) 449-5029

Trading/Syndicate
-----------------
Scott Soltas                   (212) 449-3659
Andy Beal                      (212) 449-4979
Dan Lonski                     (212) 449-4979
Terrence Mack                  (212) 449-3659
Brian Kane                     (212) 449-3659

ABS Trading
-----------
Vince Mora                     (212) 449-5320




The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.



Merrill Lynch Mortgage Investors, Inc.

                                       8
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

Resecuritization Pass-Through Certificates
$3,067,090,000*  WM-2


             Principal Balance                 $4,304,697,716 (Estimated 10/00)

             # Of Securities                            51

             Net WAC                                    6.54 %

             Gross WAC                                  7.23 %

             WAL@ 150 PSA                               5.9 years

              CUSIP                                 Factor     Bond Factor  Holding    Holding     Coupon
                                                    Date                    Orig       Curr
                                                                            Face(m)    Face(m)
     1       79548KK31    SBMSI 1999-1 A5           09/26/00   0.84062736    146,500    123,152      6.50
     2       76110YFM9    RFMSI 1999-S9 A1          09/25/00   0.93700771    198,895    186,366      6.75
     3       76110YDQ2    RFMSI 1999-S7 A7          09/25/00   0.89496329    150,000    134,244      6.50
     4       76110YAZ5    RFMSI 1999-S3 A1          09/25/00   0.85801401    200,000    171,603      6.50
     5       7609724V8    RFMSI 1998 S30 A1         09/25/00   0.81223512    120,000     97,468      6.50
     6       7609722V0    RFMSI 1998-S26 A5         09/25/00   0.82504310    176,500    145,620      6.25
     7       760972V71    RFMSI 1998 S24 A1         09/25/00   0.71040551    100,000     71,041      6.50
     8       760972ZM4    RFMSI 1998-S17 A2         09/25/00   0.66107424    100,000     66,107      6.75
     9       69348LW39    PNCMS 1998-9 A1           09/25/00   0.70473861     95,449     67,267      6.75
     10      69348LA41    PNCMS 1998-5 2A15         09/25/00   0.61595611     49,667     30,593      6.75
     11      69348L2B4    PNCMS 1998 11 1A7         09/25/00   0.80028440     99,331     79,493      6.50
     12      69348LZ51    PNCMS 1998-11 1A1         09/25/00   0.80028366     49,666     39,747      6.75
     13      69348L3Y3    PNCMS 1998-10 1A8         09/25/00   0.78630988    100,000     78,631      6.50
     14      69348L3Q0    PNCMS 1998-10 1A1         09/25/00   0.78559679     97,819     76,846      6.75
     15      66937RQH5    NSCOR 1999-9 A2           09/25/00   0.85248303     49,656     42,331      6.50
     16      66937RJS9    NSCOR 1999-2 A1           09/25/00   0.83182304    200,000    166,365      6.50
     17      66937REJ4    NASCOR 1998-29 A5         09/25/00   0.79180712    150,000    118,771      6.25
     18      66937N6G8    NASCOR 1998-24 CA         09/25/00   0.73354300    100,100     73,428      6.75
     19      66937RAD1    NSCOR 1998-23 A4          09/25/00   0.72923873     97,000     70,736      6.75
     20      66937N4H8    NSCOR 1998 20 A10         09/25/00   0.66970844     35,133     23,529      6.75
     21      63857RCR1    NMFC 1998-4 A1            09/25/00   0.85670975    204,000    174,769      6.25
     22      63857RBT8    NMFC 98-3 A1              09/25/00   0.79790747    100,000     79,791      6.50
     23      63857RBC5    NATIONS BANK 1998-2 AC    09/25/00   0.79526504    100,000     79,527      6.75
     24      36157RH24    GECMS 1999-5 A1           09/25/00   0.86158361    160,437    138,230      6.50
     25      36157RG25    GECMS 1999-3 A15          09/25/00   0.86142948     10,000      8,614      6.50
     26      36157RVQ5    GECMS 98-21 A1            09/25/00   0.80881973    201,182    162,720      6.25
     27      36157RUP8    GECMS 98-20 A1            09/25/00   0.71167377    200,000    142,335      6.50
     28      36157RDD4    GECMS 1998-2 A12          09/25/00   0.41514810     50,000     20,757      7.00
     29      36157RCS2    GECMS 1998-2 A1           09/25/00   0.29945881     20,000      5,989      7.00

                                       9
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

     30      36157RTX3    GECMS 1998 19 A1          09/25/00   0.74289468    127,825     94,961      6.50
     31      36157RTF2    GECMS 1998 17 A6          09/25/00   0.74877082     10,000      7,488      6.75
     32      36157RTA3    GECMS 1998 17 A1          09/25/00   0.78475184     50,323     39,491      6.75
     33      36157RRP2    GECMS 1998-15 A1          09/25/00   0.69500441    100,504     69,851      6.75
     34      1266917F5    CWHL 1999-5 A1            09/25/00   0.73915023    160,739    118,810      6.75
     35      12669A3Z5    CWHL 1999-1 A1            09/25/00   0.86374766    100,000     86,375      6.50
     36      12669AR30    CWHL 1998 19 A2           09/25/00   0.76326279    200,531    153,058      6.50
     37      12669AJ47    CWHL 1998-18 2A1          09/25/00   0.72703406    100,207     72,854      6.75
     38      12669AJ21    CWHL 1998-18 1A12         09/25/00   0.71022023    100,000     71,022      6.50
     39      16162TGL4    CHASE 1999-S4 A1          09/25/00   0.88541105    100,000     88,541      6.50
     40      16162TDR4    CHASE 1999-S1 A6          09/25/00   0.84246852     89,193     75,142      6.50
     41      16162TBN5    CHASE 1998-S7 A1          09/25/00   0.79797681    199,844    159,471      6.25
     42      16162TAS5    CHASE 1998-S6 A3          09/25/00   0.77256716    100,000     77,257      6.75
     43      16162RAG5    CHASE 1998-S4 A7          09/25/00   0.69109885     50,000     34,555      6.95
     44      125715JE3    CAPSTEAD CMC3 1998-2 AD   09/25/00   0.72271914     59,571     43,053      6.75
     45      172953JX0    CMSI 1999-1 A1            09/25/00   0.85466785    114,554     97,905      6.50
     46      172953HF1    CITI 1998-9 A1            09/25/00   0.73417068    100,205     73,567      6.50
     47      172953GR6    CMSI 1998-8 A1            09/25/00   0.72297975    100,000     72,298      6.75
     48      172953FT3    CMSI 1998-7 A7            09/25/00   0.65851846     40,000     26,341      7.00
     49      172953FY2    CMSI 1998-7 A12           09/25/00   0.65498949     50,000     32,749      6.75
     50      060506CU4    BOAMS 1999-4 A2           09/25/00   0.90036580    108,976     98,118      6.50
     51      055240JU0    BAMS 1998-5 A5            09/25/00   0.76528803     99,814     76,386      6.75

                                                                           5,523,621  4,345,363


                                       10
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.